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                                                                    EXHIBIT 10.1



                        FOREIGN EXCHANGE MASTER AGREEMENT

This Foreign Exchange Master Agreement (this "Agreement") is made this 31st day of March, 2003 by and among CITIZENS BANK OF MASSACHUSETTS (the "Bank") with an address of 28 State Street, Boston, MA 02109, Lightbridge, Inc. a Delaware corporation, and its wholly owned subsidiaries, Corsair Communications, Inc. a Delaware corporation, Coral Systems, Inc. a Delaware corporation and Lightbridge Security Corporation a Massachusetts corporation, (jointly and severally referred to herein as the "Customer").

WHEREAS, the Customer on a joint and several basis desires from time to time to enter into transactions for the purchase of one currency in exchange for the sale of another currency (each such transaction, an "FX Transaction") and the Bank may agree to enter into FX Transactions at the direction of the Customer, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.       INTERPRETATION

         1.       FOREIGN EXCHANGE AGREEMENT

                  Although neither the Customer nor the Bank shall have any obligation to enter into FX Transactions, this Agreement sets forth the general terms and conditions that will apply to each FX Transaction entered into by and between the Customer and the Bank. This Agreement, the terms agreed between the Customer and the Bank with respect to each FX Transaction as evidenced by a Confirmation (as hereinafter defined), and all amendments to any of such items shall together form the complete and exclusive agreement between the Customer and the Bank. In the event of any inconsistency between this Agreement and any Confirmation, the provisions of the Confirmation shall prevail to extent necessary to resolve the conflict. In the event this Agreement conflicts with any other agreement between the Bank and the Customer, including without limitation, the agreement and disclosures governing any Account, the terms of this Agreement shall prevail to the extent necessary to resolve such conflict. The Customer and the Bank acknowledge that all FX Transactions are entered into in reliance upon such fact, it being understood that the Customer and the Bank would not otherwise enter into any FX Transaction.

         2.       DEFINITIONS

                  "ACCOUNT" means the deposit account or accounts the Customer maintains with the Bank for business or commercial purposes and which the Customer has designated in the Authorization Certificate as an account that is subject to this Agreement.

                  "APPLICABLE LAW" shall mean the laws of the United States (including without limitation the USA Patriot Act and the regulations promulgated thereunder), any applicable state laws and regulations, including without limitation, the Uniform Commercial Code as adopted by the state whose laws govern this Agreement, the operating circulars of the Federal Reserve System, the National Automated Clearing House Association rules and any other rules of any money transfer systems used by the Bank and any of the depository institutions necessary to settle Payment Orders, each as in effect from time to time.

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                  "AUTHORIZATION CERTIFICATE" means a certificate, substantially in the form attached hereto as Schedule II (2).

                  "AUTHORIZED REPRESENTATIVE" means any of the Customer's officers or employees that the Customer designates in an Authorization Certificate as being the Customer's authorized representative, or as authorized in writing to act on the Customer behalf, with respect to an Order or any other actions taken in accordance with the terms of this Agreement.

                  "BUSINESS DAY" means any day on which the Bank is open to conduct substantially all of its business.

                  "CREDIT SUPPORT" means any Security Interest, deposit account, guarantee, indemnity, surety, letter of comfort or other arrangement required by the Bank in connection with this Agreement.

                  "ELECTRONIC TRANSMISSION" means a message transmitted by facsimile, telecopy, telex (whether or not tested), telegram, radio, teletype, SWIFT, or any other form of non-paper media transmitted by electronic or mechanical method of transmission including e-mail and other internet transmissions through the Web Site (but not telephone).

                  "EXCHANGE DATE" means any Business Day that is also a day on which commercial banks effect delivery of the foreign currency that is being bought or sold by the Customer pursuant to an Order.

                  "FEDERAL FUNDS RATE" shall mean for the period involved, the average of the interest rates for each day of the period set forth in H 15(519) opposite the caption "Federal Funds (Effective)." H 15(519) means the weekly statistical release designated as such, or any such successor publication published by the Board of Governors of the Federal Reserve System.

                  "INDEBTEDNESS" means all sums now owing or that may in the future be owing by the Customer to the Bank, whether direct or indirect, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, purchase price, margin or additional payments, fees, expenses, costs of replacement transactions, indemnification or otherwise arising under or pursuant to any agreement with the Bank, as all such agreements may be amended, restated or replaced from time to time.

                  "INSOLVENCY EVENT" means the occurrence of any of the following in respect of the Customer or the happening of any similar or analogous event under the laws of any jurisdiction:

                  (a) the Customer shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or to its debts under any bankruptcy, insolvency or similar law, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, judicial manager, custodian or other similar official (each, a "Custodian") of it or any substantial part of its assets, or shall take any corporate action to authorize any of the forgoing;

                  (b) an involuntary case or other proceeding shall be commenced against the Customer seeking liquidation, reorganization or other relief with respect to itself or to its debt under any bankruptcy, insolvency or similar law or seeking the appointment of a Custodian of it or any substantial part of its assets;

                  (c)      the Customer is bankrupt or insolvent; or

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                  (d)      the Customer shall otherwise be unable to pay its
                           debts as they become due.

                  "ORDER" means the Customer's instructions, which may be transmitted by telephone or any other manner permitted by the Bank from time to time, to purchase or sell a designated number of units of a foreign currency at a specific price in United States dollars or any other mutually agreed upon currency.

                  "SECURITY INTEREST" means, without limitation, any and all types of collateral security, present or future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, bill of sale (as defined in any statute), pledge, hypothecation, title retention arrangement, trust or power, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation.

                  "SETTLEMENT DATE" means the Exchange Date specified in an Order.

                  "TRANSACTION DOCUMENTS" means this Agreement (including all Confirmations), any Credit Support, any letter from the Bank to the Customer offering financial accommodation or foreign exchange facilities which is accepted in writing by the Customer, any instrument which is acknowledged to be a Transaction Document and any other document connected with the foregoing documents.

                  "WEB SITE" shall mean that internet site made available by the Bank or any affiliate of the Bank to provide internet and online services to its customers and to the Customer.

         3.       JOINT AND SEVERAL LIABILITY.

                  It is the intention of the parties to this Agreement that all obligations of "Customer" or "Customers" created hereunder and pursuant to all other Transaction Documents shall be the joint and several obligations of Lightbridge, Inc., Corsair Communications, Inc., Coral Systems, Inc., and Lightbridge Security Corporation. All references to "Customer" shall be interpreted to refer to any one of Lightbridge, Inc., Corsair Communications, Inc., Coral Systems, Inc., or Lightbridge Security Corporation alone, acting singly or in their sole capacity or any two or more of them acting jointly or in conjunction with any others. Unless the context of this Agreement otherwise clearly requires, this Agreement shall be interpreted in the light most favorable to this intention.


II.      INITIATING AN FX TRANSACTION

         1.       ORDER

                  The Customer may initiate an FX Transaction by placing an Order with the Bank, which Order the Bank may accept or reject in its sole discretion. The Bank shall be under no obligation to purchase or sell a currency at the most favorable exchange rate then available. An Order must include the type of foreign currency and the number of units of such foreign currency that the Customer desires to purchase or sell at a specific price in United States dollars and the Exchange Date on which the purchase or sale shall occur. Subject to each party's rights to correct errors as provided in Section II (4) below, an Order may not be cancelled or amended after it has been accepted by the Bank and a Confirmation has been sent.

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         2.       AUTHORIZED REPRESENTATIVES

                  (a) The Customer agrees to give the Bank written notice in an Authorization Certificate, or any other document the Bank deems acceptable, of the names and titles of the Customer's Authorized Representatives and any dollar or other limits the Customer wants placed on any Orders requested by the Customer or by any such Authorized Representative. The Customer agrees that the Bank may rely on the authority of an Authorized Representative without independent investigation or verification until the Customer has provided the Bank with an amended Authorization Certificate, or until the Bank has received written notice to the contrary from the Customer, and the Bank has had a reasonable opportunity to act upon any such amended Authorization Certificate or notice. The Bank shall be under no obligation to verify the identity of any person who purports to be an Authorized Representative.

                  (b) The Bank may, in its sole discretion, refuse to accept an Authorized Representative or any person that an Authorized Representative designates to act on his or her behalf, or execute an Order from an Authorized Representative or any person an Authorized Representative designates to act on his or her behalf until the Customer has provided the Bank with any information or documentation in a form that is acceptable to the Bank, which the Bank reasonably considers necessary or appropriate in connection with this Agreement. The Customer acknowledges that the Bank may require a reasonable time period before the Bank acts on any designation by the Customer of an Authorized Representative, including any limits the Customer wants placed on an Authorized Representative.

                  (c) In the absence of any written notification to the contrary, the Customer shall be able to rely upon any employee of the Bank who works in the International Department as having actual authority to agree to FX Transactions on behalf of the Bank during normal business hours (8:30 a.m. to 5:00 p.m. EST Monday to Friday).

         3.       CONFIRMATION

                  If an Order is acceptable to the Bank, the Bank shall deliver to the Customer a "Confirmation". A Confirmation shall be in writing to the address specified by the Customer (including telex, facsimile or other electronic means from which it is possible to produce a hard copy) evidencing the Order and itemizing the:

                  (a)      name and address of the Customer,

                  (b) type of foreign currency and the number of units of such foreign currency being bought or sold by the Customer,

                  (c)      Settlement Date,

                  (d) rate at which one currency will be exchanged into another, and

                  (e) any other term generally included in such a writing in accordance with the practice of the relevant foreign exchange market.

         4.       CONFIRMATION OF FX TRANSACTION OR NOTICE OF ERROR

                  The Customer must review each Confirmation and either:

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                  (a)      confirm the FX Transaction, or

                  (b)      promptly notify the Bank of any errors.

                  Failure to confirm does not negate, or vary in any way, an FX Transaction entered into by telephone. If either party claims that a Confirmation is incorrect in any respect, it must notify the other party no later than two Business Days after receipt of such Confirmation or such shorter period of time as appropriate given the Settlement Date of the FX Transaction. If a party notifies the other party of an error within such time period, both parties shall negotiate in good faith to the correct the terms of the FX Transaction. If a party does not notify the other party of an error within such period, such party will be deemed to have accepted the terms of the FX Transaction as set forth in the Confirmation. In addition, if the Bank performs its obligations in connection with an FX Transaction in accordance with the terms set forth in a Confirmation that has not been properly disputed as provided herein, the Customer shall be obligated to perform its obligations in accordance with the terms of such Confirmation.

IIA.     COMMUNICATIONS WITH THE BANK

         1.       COMMUNICATIONS VIA THE INTERNET.

                  This Agreement contemplates that the Customer may choose to electronically submit an Order to the Bank or receive and review a Confirmation through the Web Site or by Electronic Transmission, by accessing the Web Site or by sending or receiving an Electronic Transmission through Customer's computer equipment and web browser software. The Customer is responsible for providing its own computer equipment and web browser software and shall be responsible for all acquisition, installation, repair and maintenance costs associated therewith. The Customer shall select its own internet service provider. The Customer shall comply promptly with all instructions on the Web Site or as otherwise provided to the Customer by the Bank governing its use and the security measures to be maintained in connection with its use. The Customer authorizes the Bank to receive data and act upon Customer's Order and other requests that the Bank receives over the Web Site. The Customer agrees that the Bank may rely on the authenticity and accuracy of messages and information received by the Bank on the Web Site purporting to be from the Customer. The Customer agrees:

                  (a) to protect all assigned operator identification passwords and accepts full responsibility for any compromise of the Customer's security;

                  (b) to limit access to the Web Site to those persons authorized by Customer through the use of security procedures implemented and enforced by the Customer;

                  (c) to accurately input any data fields necessary to initiate, release (subject to the other provisions of this Agreement ) or cancel any Orders or Confirmations;

                  (d) to access the Web Site as often as necessary consistent with the business activities the Customer conducts on the Web Site, which may be daily, and retrieve and review outstanding Confirmations; and

                  (e) to notify the Bank promptly of any error or defect in such Confirmation.

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                  The Customer acknowledges and understands that Orders,
                  Confirmations and other instructions sent by it through the internet to the Bank and the information retrieved by the Customer from the Web Site through the internet will be encrypted, but that such encryption is not completely secure and is not free from errors, poor transmissions, interception, forgery, viruses, tampering, destruction, deciphering or other delay or casualty. The Bank shall not be liable for any loss, claim or liability, cost or expense arising from:

                  (a)      any of the foregoing;

                  (b) failure of any internet service provider to provide its services;

                  (c)      failure of communications media;

                  (d)      legal restrictions;

                  (e) act of God, fire or other catastrophe, or any other cause or circumstance beyond the Bank's control;

                  (f)      any unauthorized person's use of or access to the Web
                           Site;

                  (g) computer hardware or software failure or interruption, or

                  (h) failure of the Customer to report errors or defects promptly.

         2.       COMMUNICATIONS VIA ELECTRONIC SYSTEMS.

                  The Customer may desire to transmit and receive by means of facsimile, open internet communication, or other unguarded electronic communications (hereinafter collectively the "Electronic Systems") Orders, confirmations of Confirmations and other paper-writings to or from the Bank. To induce the Bank to accept communication via Electronic Systems, the Customer shall:

                  (a) ensure that its officers, agents and employees, will at all times follow and maintain the integrity of any security established by the Customer and the Bank;

                  (b) promptly notify the Bank in the event that the Customer should have reason to believe the security established for Electronic Systems has been breached or compromised in any manner;

                  (c) ensure that only authorized personnel selected and controlled by the Customer request action(s) by transmittal of document(s) by Electronic Systems;

                  (d) ensure that any documents transmitted to the Bank by means of Electronic Systems shall be a complete and accurate copy and if signed be executed by personnel authorized by the Customer; and

                  (e) maintain its software and equipment and any privacy control device within such software or equipment without any reliance on or responsibility by the Bank. The Customer acknowledges and agrees that the
                           Bank:

                           (i) shall not be responsible to the Customer for any loss or damage arising from the use of Electronic Systems, including access or misuse of the Customer's

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                                    confidential information, transmission of a
                                    virus, or failed, incomplete or inaccurate transmission;

                           (ii) shall not be responsible to assure that, its software and equipment for receiving messages or documents from Electronic Systems will be compatible with that of the Customer or available at all times for the Customer's use, but shall make reasonable efforts to notify the customer if the Bank becomes aware of such incompatibility or availability;

                           (iii)    has absolute discretion but without
                                    liability, for any reason whatsoever, not to act upon documentation received by Electronic Systems; provided, however, that the Bank shall notify the Customer promptly should it elect to defer action until the original documentation is physically presented to the Bank;

                           (iv) has, without any liability on its part to do so, the right at its discretion to make further inquiries and demand further verification to determine the validity of any document prior to taking any action; and

                           (v)      has the right to assume that any
                                    reproduction of the original documentation and all signatures are authorized and genuine.

         3.       INDEMNITY.

                  Separate and independent from any other indemnity set forth in this Agreement, the Customer hereby indemnifies and holds the Bank harmless against any and all loss, liability, damage or expense of whatever kind and nature arising from Bank's acceptance and/or delivery of information, Orders or Confirmations over its Web Site or by Electronic Systems.

III.     SCOPE OF DUTY

         1.       FURTHER ASSURANCES

                  The Bank has no obligation to make any payment to the Customer in connection with the Settlement of an FX Transaction it previously accepted unless:

                  (a) The Bank has received any Credit Support it may require;

                  (b) No Event of Default or any event which with the giving of notice, lapse of time or fulfillment of any condition would be likely to become an Event of Default has occurred;

                  (c) The Bank has received an Authorization Certificate and all approvals, delivery instructions, opinions or other documents that it has reasonably requested; and

                  (d) The Bank believes that the making of any such payment would not result in a violation of any Applicable Law or reasonably subject the Bank to unacceptable risk of loss.

         2.       NO OTHER OBLIGATIONS

                  The Bank shall only be obliged to act in accordance with this Agreement and Orders properly given by the Customer to the Bank as evidenced by a Confirmation. Unless otherwise agreed to in writing, the Bank shall have no other obligations and, in particular, the

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                  Bank shall have no obligation to liquidate or to close any FX
                  Transaction or position on any Account the Bank may open for the Customer.

IV.      SETTLEMENT OF AN FX TRANSACTION

         1.       GENERAL

                  Subject to the other provisions of this Agreement, each party will pay or deliver any amount payable by it in respect of an FX Transaction for value on the Settlement Date all as specified in the Confirmation in freely transferable funds and in the manner customary for payments in the required currency.

         2.       NETTING PAYMENTS IN THE SAME CURRENCY

                  Unless otherwise agreed in a Confirmation, if on any Settlement Date more than one delivery of a particular currency is to be made between the parties, each party shall aggregate the amounts of such currency deliverable by it and only the difference between these aggregate amounts shall be deliverable by the party owing the larger aggregate amount to the other party, and if the amounts are equal, no delivery of the currency shall be made.

         3.       INTEREST ON OVERDUE AMOUNTS

                  The Customer agrees to pay interest, both before and after judgment, on any amount payable by it from when it becomes due for payment until the Bank has been paid in full. Interest is payable in the same currency as the overdue amount at a rate equal to the Federal Funds Rate plus 2% per annum. Interest will be calculated on a daily basis compounding monthly and on the basis of the actual number of days elapsed. The Customer's obligation to pay the outstanding amount on the date it becomes due for payment is not affected by this clause.

         4.       AUTHORIZATION TO DEBIT ACCOUNTS

                  The Customer hereby expressly authorizes the Bank to debit all of its Accounts for the purpose of making payment on its behalf in the settlement of any FX Transaction or otherwise obtaining any amounts owed to the Bank hereunder.

         5.       SETTLEMENT BY WIRE TRANSFER

                  In all cases where the settlement of a FX Transaction results in the issuance by the Customer of a "Payment Order" (as that term in defined in Article 4A of the Uniform Commercial Code ("Article 4A") as adopted by the state whose laws govern this Agreement) to the Bank (i.e., an electronic transfer of the foreign currency purchased or sold by the Customer), the Customer agrees that:

                  (a) The Payment Order and funds transfer shall be governed by Article 4A, and unless otherwise defined, terms employed in this section shall have the meanings ascribed to them in Article 4A.

                  (b) The Customer will provide the name of the beneficiary, the name and identification number of the beneficiary's bank, the beneficiary bank's routing number or SWIFT code and the beneficiary's account number.

                  (c) The Customer will pay any and all applicable Bank fees and charges in respect of the funds transfer and the Bank may debit any of the Accounts for such amounts.

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                  (d)      The Bank has no obligation to accept and execute any
                           Payment Order if:

                           (i) the Account from which the FX Transaction is to be settled does not contain sufficient available and collected funds and the amounts owed to the Bank to settle such FX Transaction have not otherwise been paid by the Customer,

                           (ii) the Payment Order is not authorized or does not comply with applicable security procedures

                           (iii) the Bank acting in good faith has reasonable cause for rejecting the Payment Order or

                           (iv) the Bank believes such Payment Order would violate any Applicable Law or involve an unauthorized or fraudulent transfer.

                  (e) The Bank has no responsibility for failure to execute a Payment Order where such failure is a result of a delay by another bank or a Force Majeure Event (as hereinafter defined).

                  (f) The Bank has no responsibility to give notice of receipt of a funds transfer.

                  (g) The use by the Customer of any security procedure the Bank establishes from time to time indicates the Customer's agreement to the use of such security procedure and its commercial reasonableness. The Customer further agrees that the Bank's current security procedure of calling an Authorized Representative on a recorded line is a commercially reasonable method for verifying that the Payment Order (or any cancellation or amendment thereof) was made by the Customer. The Customer acknowledges that any security procedure used by the Bank is not intended, and that it is commercially reasonable that a security procedure is not intended, to detect any errors relating to or arising out of a Payment Order (or any cancellation or amendment thereof).

                  (h) In executing a Payment Order, payment may be made solely on the basis of the account number even if that number identifies a person different from the named beneficiary.

                  (i) In executing a Payment Order, payment may be made solely on the basis of the identification number or routing number of the beneficiary bank even if that number identifies a bank other than the named beneficiary bank.

                  (j) The Customer bears the risk of any loss resulting from payment to the wrong person due to a Customer generated error in identification, account or routing number.

                  (k) A cancellation or amendment of a Payment Order will only be effective if the Customer notifies the Bank in a manner such that the Bank has a reasonable opportunity to cancel or amend the Payment Order before it executes the Payment Order.

                  (l) The Customer will exercise ordinary care in detecting unauthorized or erroneously executed Payment Orders and will notify the Bank as soon as possible and in any event within 14 days of such detection. The Customer shall notify the Bank of the facts and circumstances relating to any unauthorized Payment Order or error

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                           immediately after discovering any unauthorized
                           Payment Order or error. The Customer agrees to provide the Bank with written notification of any unauthorized Payment Order or error no later than thirty (30) days after the Customer receives a statement reflecting the Payment Order or error. If the Customer fails to provide the Bank with such notification within such time period and the Bank is required under Applicable Law to refund all or part of the funds attributable to the Payment Order, the Bank will not pay any interest on the amount refunded.

                  (m) To the extent that the Bank is required to pay interest on any amounts that are subject to an error made by it, such interest rate shall be set at the Federal Funds Rate for the period in question.

V.       REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Agreement and to enter into FX Transactions, the Customer represents and warrants as of the date of this Agreement, and continuing so long as any FX Transactions remain outstanding, and so long as this Agreement remains in effect that:

         1.       EXISTENCE

                  The Customer is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

         2.       AUTHORITY

                  The Customer has adequate power and authority to perform all of its obligations under this Agreement and in respect of all FX Transactions.

         3.       DUE EXECUTION

                  The execution and delivery by the Customer of this Agreement and all Confirmations and the performance of the Customer's obligations hereunder and thereunder:

                  (a)      are within the Customer's powers;

                  (b)      are duly authorized;

                  (c) are not in contravention of the terms of the Customer's charter or bylaws, or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property or assets are bound;

                  (d) do not require any order, consent, approval or authorization of, or registration or declaration with, or the giving of any notice to, or the granting of any exemption by, any person; and

                  (e) do not contravene any law or contractual or governmental restriction binding upon the Customer.

         4.       BINDING EFFECT

                  This Agreement is a legal, valid and binding obligation of the Customer and will be enforceable against the Customer in accordance with its terms.

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VI.      COVENANTS

         The Customer covenants and agrees that so long as any FX Transactions remain outstanding, and so long as this Agreement remains in effect, unless otherwise consented to in writing by the Bank:

                  (a) The Customer will at all times obtain and comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required to enable it to lawfully perform its obligations under this Agreement.

                  (b) The Customer will promptly notify the Bank of the occurrence of any Event of Default.

                  (c) The Customer must not create or permit to exist any Security Interest upon USD 3,000,000 of its present or future property or assets held by the Bank as described in Article VII below.

VII.     LIEN, SET-OFF AND COMBINATION

         USD 3,000,000 of the Customer's interest in any securities or any other property held by the Bank for any purpose (either individually or jointly with others) which may be in the Bank's possession at any time and for any purpose, including safekeeping, shall be subject to a general lien in the Bank's favor. The Bank is authorized to set-off, any sum due from the Customer to the Bank (whether or not under this Agreement) against up to USD 3,000,000 in monies owing by the Bank to the Customer, including money from time to time maintained by the Customer with the Bank (whether for safe custody or otherwise). The Bank is authorized to transfer and combine hereunder, in its reasonable discretion, all funds in the name of the Customer from one Account to another.

VIII.    NON-PERFORMANCE AND THE EFFECT OF NON PERFORMANCE

         1.       EVENTS OF DEFAULTS

                  Each of the following shall constitute an "Event of Default" under this Agreement:

                  (a) The Customer does not pay promptly when due and in the manner required any money payable under any Transaction Document.

                  (b) The Customer does not observe any other obligations under any Transaction Document and, if the non-observance can be remedied, does not remedy the non-observance within 5 Business Days of notice from the Bank.

                  (c) A material representation or warranty or statement made, or deemed to be made or taken to be made to the Bank in connection with a Transaction Document is found to be incorrect or misleading when made or deemed to be made.

                  (d) A default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Customer.

                  (e) An Insolvency Event occurs in respect of the Customer.

                  (f) The Customer fails to give adequate assurances of its ability to perform any of its obligations hereunder within two (2) Business Days of written request to do so when the Bank has reasonable grounds for insecurity, including the determination by the Bank of any material adverse change to the financial condition of the Customer.

                  (g) A Transaction Document is or becomes wholly or partly void, voidable or unenforceable, or is claimed to be so by the Customer or by anyone on its behalf.

         2.       EFFECT OF AN EVENT OF DEFAULT

                  If any Event of Default shall occur (and whether or not it is continuing), the Bank shall have no further obligation to enter into an FX Transaction, and may terminate this Agreement. In addition, it shall have following rights:

                  (a) At the reasonable determination of the Bank, the Bank may at any time by notice to the Customer terminate all outstanding FX Transactions.

                  (b) The Bank's right of set-off described in Article VII above shall be effective and enforceable immediately.

                  (c) Upon termination, no further payments in respect of outstanding FX Transactions will be required to be made. Instead, the Bank shall determine the net amount required to "close out" all outstanding FX Transactions. If such "close out" amount is a positive number, the Customer will immediately pay such amount to the Bank; if such "close out" amount is a negative number, the Bank will pay the absolute value of such amount to the Customer.

                  For purposes of this Section, "close out" means the United States dollar equivalent of the amount the Bank reasonably determines in good faith to be required to settle in the market all existing and outstanding obligations arising from all existing and outstanding FX Transactions, and such amount can include any loss of bargain, cost of funding or any loss or cost incurred as a result of the Bank terminating, liquidating, obtaining and/or reestablishing any hedge or related trading position (or any gain resulting from any of them).

         3.       MISCELLANEOUS

                  Included in any demand for payment of any "close out" amount, the Bank will provide the Customer with a statement showing, in reasonable detail, the manner in which the Bank calculated the "close out" amount. For greater certainty, the Customer hereby expressly agrees and acknowledges that in the event of any failure by the Customer to pay any "close out" amount due to the Bank within five Business Days of demand, the Bank's right of set-off as described in Article VII above shall apply to such amount. The Bank's rights under this Article are in addition to, and not in limitation or exclusion of, any other rights which the Bank may have (whether by agreement, operation of law or otherwise).

IX.      MISCELLANEOUS

         1.       COMPLIANCE

                  The Customer and we each agree that all of FX Transactions contemplated by this Agreement will be subject to, and will comply with the Applicable Law, and the terms and conditions of this Agreement.

         2.       ASSIGNMENT AND AMENDMENTS

                  All FX Transactions are for the benefit of the parties. Neither party may act as trustee or agent for any other person when entering an FX Transaction. No other person or entity (including without limitation any customer of either party) shall have any rights under any FX Transactions. The Customer may not transfer, sell, assign, declare a trust of, or give a Security Interest over all or part of their interest in any FX Transaction or this Agreement without the written consent of the Bank. No amendment or modification of this Agreement will be effective unless executed in writing by each of the parties. The Bank may assign its rights or delegate any of its obligations hereunder without notice to or consent of the Customer.

         3.       ACKNOWLEDGEMENT OF RISK

                  The Customer expressly confirms to the Bank that the Customer has not relied on any representation or statement of the Bank's as a basis for entering into this Agreement. The Customer acknowledges the inherently speculative nature of any advice, opinions or data relating to foreign currency values, movements and trends and the Customer assumes the risks of independently assessing such advice, opinions or data. The Customer releases the Bank from any liability in relation to any such advice, opinions or data which the Bank may give to the Customer. The Bank further explicitly warns the Customer that the risk of loss from FX Transactions can be substantial. The Bank recommends that the Customer seek independent legal and financial advice before opening a position with the Bank. The Customer shall make all commercial decisions with respect to all contracts entered into pursuant to this Agreement and understands that any inexperience on the part of the Customer with respect to trading in foreign exchange will increase the likelihood of incurring a loss.

         4.       LIMITATION ON LIABILITY; INDEMNIFICATION.

                  (a) The Customer acknowledges that except as expressly prohibited by Applicable Law, the Bank, in performing its duties in accordance with this Agreement, shall only be liable to the Customer for its actual damages and only to the extent that such damages are a direct result of the Bank's gross negligence or willful misconduct. The Bank shall not be responsible for delays or failures in the performance of its obligations hereunder caused by acts of God, war, civil commotion, governmental action, fire, action by third parties, equipment malfunction, power failure or any other events or circumstances beyond its reasonable control (each a "Force Majeure Event"). IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT OR PUNITIVE DAMAGES (INCLUDING LOSS OF PROFIT OR ATTORNEYS' FEES) IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER SUCH CLAIMS ARISE IN CONTRACT OR TORT EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WITH RESPECT TO PAYMENT ORDERS, THE BANK'S LIABILITY SHALL BE FURTHER LIMITED AS PROVIDED IN ARTICLE IV HEREOF.

                  (b) Except for losses that result from the Bank's gross negligence or willful misconduct, the Customer agrees to indemnify and hold the Bank harmless from any and all losses the Customer may incur or suffer arising from an FX Transaction or from any losses suffered by the Bank arising out of any action taken or omitted to be taken in reliance upon:

                           (i) any instruction or information provided to the Bank whether in accordance with this Agreement or not or

                           (ii) any information contained in a Confirmation (other than any such information that has been corrected in the manner provided in
                                    Section II(4)).

         5.       DEALINGS BETWEEN THE PARTIES

                  The Customer agrees that the Bank accepts no responsibility for any loss (consequential or otherwise) incurred as a result of the Bank acting on instructions given by telephone, telex or facsimile apparently given or sent by the Customer or its Authorized Representatives. The Bank shall have no duty to verify any notice sent by facsimile that appears to be proper on its face. The Bank reserves the right to refuse any instruction given by telephone, telex or facsimile. For greater certainty, the Customer and the Bank further agree:

                  (a) Telephone conversations between parties may be recorded and used as evidence. The Bank may also record any Payment Orders. The parties consent to such recordings and agree that the recordings or transcripts can be used as evidence in disputes, including without limitation, evidence:

                           (i)      that an Order was placed or

                           (ii) of the Customer's authorization to act on a Payment Order. Copies of recordings or transcripts made by one party will be supplied to the other upon request and upon payment of the cost of complying with the request. Neither party, however, is obligated to so record, retain or reproduce such items unless required to do so by Applicable Law.

         6.       NO AGENCY OR JOINT VENTURE

                  The Customer and the Bank are not partners, joint ventures or agents of each other as a result of this Agreement.

         7.       NOTICES

                  Unless otherwise agreed, all notices, instructions and other communications to be given to a party under this Agreement shall be given to the address, telex, facsimile (confirmed if requested) or telephone number and to the individual or department set forth below or specified in a writing that complies with the terms of this Section. The Customer hereby expressly agrees that any notice addressed as set out below shall be deemed to be notice given to all of them.

                  To the Bank:                     Citizens Bank
                                                   International Banking
                                                   15th Floor
                                                   28 State Street
                                                   Boston, MA 02109

                  Telephone Number:                1-800-733-4630
                  Facsimile Number:                617-725-5887
                  Telex Number:                    211047 CTZINTLUR
                  Name of Salesperson:

                  To the Customer:                          Lightbridge, Inc.
                                                            67 South Bedford Street, Burlington, MA 01803

                  Telephone Number:                         781-359-4000
                  Facsimile Number:                         781-359-4560
                  Telex Number:
                  Name of Individual or Department:         Bob Kilkenny





         8.       GOVERNING LAW AND JURISDICTION, WAIVER OF JURY TRIAL

                  All FX Transactions entered into by the Bank and the Customer shall be governed by and construed in accordance with the laws of Massachusetts. Each party irrevocably waives any and all right to trial by jury in any proceedings whether before a court of law or otherwise.

         9.       TERMINATION

                  In addition to any rights to terminate this Agreement arising as a result of the occurrence of an Event of Default, the Bank reserves the right to terminate this Agreement at any time upon 30 days' advance written notice to the Customer. The Customer may terminate this agreement upon notice.

         10.      FURTHER ASSURANCES

                  The parties to this Agreement shall, upon the request of the Bank, take any and all actions and execute any and all documents reasonably necessary to effectuate the terms and intent of this Agreement.

         11.      COUNTERPARTS

                  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         12.      NO WAIVER

                  The Bank's failure, at any time or times hereafter, to require strict performance by the Customer of any provision of this Agreement shall not waive, affect or diminish any right of the Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Bank of an Event of Default by the Customer under this Agreement or a default under any of the other Transaction Documents shall not suspend, waive or affect any other Event of Default by the Customer under this Agreement or any other default under any of the other Transaction Documents, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Customer contained in this Agreement or any of the other Transaction Documents and no Event of Default by the Customer under this Agreement or default under any of the other Transaction Documents shall be deemed to have been suspended or waived by the Bank unless such suspension or waiver is in writing signed by an officer of the Bank, and directed to the Customer specifying such suspension or waiver. The Bank shall not be deemed to have waived any of its rights upon or under this Agreement or any of the other Transaction Documents unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any other right shall operate as a waiver of such right or any other right.

                  A waiver on any one occasion shall not be construed as a bar to or waiver of the assertion of any right on any future occasion.

         13.      SEVERABILITY

                  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect under the law of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained in this Agreement, and the validity, legality and enforceability of such and any other provisions under the law of any other jurisdiction shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         14.      HEADINGS

                  Headings in this Agreement are for ease of reference only.

         15.      SCHEDULES

                  Any authorization granted to any representative of the Customer pursuant to any writing delivered to the Bank hereunder, whether in the form of Schedule II (2) or by any other means, shall remain in full force and effect until the Bank receives express written notice that such authorization has been revoked, and the Bank has had a reasonable period of time to act in response to such notice.

                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the day first written above and it shall take effect as a sealed instrument.

         LIGHTBRIDGE, INC.

         By:
              /s/ Harlan Plumley                                       /s/ Robert Kilkenny
              ------------------------------                           ----------------------
              Name:   Harlan Plumley                                         Witness
              Title:  CFO

         CORSAIR COMMUNICATIONS, INC.

         By:
              /s/ Harlan Plumley                                       /s/ Robert Kilkenny
              ------------------------------                           ----------------------
              Name:   Harlan Plumley                                         Witness
              Title:  Treasurer

         CORAL SYSTEMS, INC.

         By:
              /s/ Harlan Plumley                                       /s/ Robert Kilkenny
              ------------------------------                           ----------------------
              Name:   Harlan Plumley                                         Witness
              Title:  Treasurer

         LIGHTBRIDGE SECURITY CORPORATION

         By:
              /s/ Harlan Plumley                                       /s/ Robert Kilkenny
              ------------------------------                           ----------------------
              Name:   Harlan Plumley                                          Witness
              Title:  Treasurer

         CITIZENS BANK
         By:
              /s/ Marshall C. Sugarman
              ------------------------------
                  Name:   Marshall C. Sugarman
                  Title:  Vice President